SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     x

Filed by a Party other than the Registrant  o

Check the appropriate box:

o     Preliminary Proxy Statement
o     Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
x     Definitive Proxy Statement
o     Definitive Additional Materials
o     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                          Neuberger Berman Equity Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x     No fee required.
o     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


o     Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:___________
      (3)   Filing Party:___________________
      (4)   Date Filed: ____________________

                         NEUBERGER BERMAN EQUITY TRUST
                          NEUBERGER BERMAN FOCUS TRUST
                         NEUBERGER BERMAN GENESIS TRUST
                        NEUBERGER BERMAN GUARDIAN TRUST
                      NEUBERGER BERMAN INTERNATIONAL TRUST
                        NEUBERGER BERMAN MANHATTAN TRUST
                       NEUBERGER BERMAN MILLENNIUM TRUST
                        NEUBERGER BERMAN PARTNERS TRUST


                                August 31, 1999


Dear Shareholder:

      The attached Proxy Statement discusses two Proposals (the "Proposals") to be voted upon by the holders of the above-named series (each a "Fund") of Neuberger Berman Equity Trust (the "Trust"). As a shareholder of the Funds, you are asked to review the Proxy Statement and to cast your vote on the Proposals.

      THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS A VOTE FOR BOTH PROPOSALS. Proposal 1 seeks approval of a plan of distribution to authorize each Fund to spend 0.10% of average daily net assets each year for distribution and/or shareholder servicing expenses. Proposal 2 seeks shareholder ratification of the Funds' independent auditors or accountants. The Proposals are discussed in greater detail in the attached Proxy Statement.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet or in person. However, any proposal submitted to a vote at the meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

                                          Very truly yours,



                                          /s/ Lawrence Zicklin
                                          --------------------------
                                          Lawrence Zicklin
                                          PRESIDENT,
                                          Neuberger Berman Equity Trust

                          NEUBERGER BERMAN EQUITY TRUST
                          NEUBERGER BERMAN FOCUS TRUST
                         NEUBERGER BERMAN GENESIS TRUST
                         NEUBERGER BERMAN GUARDIAN TRUST
                      NEUBERGER BERMAN INTERNATIONAL TRUST
                        NEUBERGER BERMAN MANHATTAN TRUST
                        NEUBERGER BERMAN MILLENNIUM TRUST
                         NEUBERGER BERMAN PARTNERS TRUST

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 15, 1999
                            ------------------------

     A special meeting of the shareholders of Neuberger Berman Focus Trust, Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust, Neuberger Berman International Trust, Neuberger Berman Manhattan Trust, Neuberger Berman Millennium Trust and Neuberger Berman Partners Trust (each a "Fund"), each a series of Neuberger Berman Equity Trust (the "Trust"), will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on October 15, 1999 at 10:00 a.m. Eastern time. The special meeting is being held for the following purposes:

      1. To approve with respect to each Fund a plan of distribution to authorize each Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

      2.    To ratify the independent accountants/auditors for each Fund.

      3. To consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

       Proposals 1 and 2 are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournment thereof if you owned shares of one or more Funds at the close of business on August 2, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. However, any proposal submitted to a vote at the meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

                        By order of the Board of Trustees,

                        /s/  Claudia A. Brandon
                        --------------------------------
                        Claudia A. Brandon
                        Secretary,
                        NEUBERGER BERMAN EQUITY TRUST

August 31, 1999
New York, New York

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE.

      To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. If you own shares of more than one Fund, you must submit a separate proxy card for each Fund in which you own shares.

      As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet or in person. If you own shares of more than one Fund, you must submit a separate vote for each Fund in which you own shares. To vote by telephone, please call the toll free number listed on the enclosed proxy card(s). To vote via the Internet, please access the website listed on your proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker may be voted via the Internet or by telephone. To vote in this manner, you will need the "control" number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) after several weeks, you may be contacted by Neuberger Berman Management Inc., the Funds' investment manager.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

--------------------------------------------------------------------------------

                          NEUBERGER BERMAN EQUITY TRUST
                          NEUBERGER BERMAN FOCUS TRUST
                         NEUBERGER BERMAN GENESIS TRUST
                         NEUBERGER BERMAN GUARDIAN TRUST
                      NEUBERGER BERMAN INTERNATIONAL TRUST
                        NEUBERGER BERMAN MANHATTAN TRUST
                        NEUBERGER BERMAN MILLENNIUM TRUST
                         NEUBERGER BERMAN PARTNERS TRUST

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180
                                  212-476-8800
                            ------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 1999
                            ------------------------


                               VOTING INFORMATION

      The Board of Trustees of Neuberger Berman Equity Trust (the "Trust") is soliciting the accompanying proxy for use at a Special Meeting of shareholders of Neuberger Berman Focus Trust, Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust, Neuberger Berman International Trust, Neuberger Berman Manhattan Trust, Neuberger Berman Millennium Trust and Neuberger Berman Partners Trust (each a "Fund"), to be held on October 15, 1999 at 10:00 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and at any adjournments thereof (the "Meeting"). This Proxy Statement is first being mailed on or about August 31, 1999.

      One-third of each Fund's shares outstanding and entitled to vote on August 2, 1999 ("Record Date"), represented in person or by proxy, shall be a quorum and must be present for the transaction of business at the Meeting with respect to that Fund. Only shares of the Funds named above are permitted to vote at the Meeting. Each Fund's shareholders will vote separately on each Proposal with respect to that Fund. If you are a shareholder of more than one Fund, you will be voting on each Proposal separately with respect to each Fund in which you hold shares.

      If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve either Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on either or both of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR Proposals 1 and 2 described in the accompanying Notice of Special Meeting of Shareholders. Proxies that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to each Proposal, abstentions and broker non-votes have the effect of a negative vote on the Proposal or any adjournment.

      Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

      Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmission or personal meetings with officers and employees of Neuberger Berman Management Inc. ("NBMI"), affiliates of NBMI or other representatives of the Funds. NBMI serves as principal underwriter and administrator of the Funds. NBMI and its affiliates will not receive any
compensation   from  the  Fund  for   proxy   solicitation   activities.   Proxy
solicitations may also be made by ADP Financial Information Services, Inc., professional proxy solicitors ("ADP"). For soliciting services, ADP will be paid fees and expenses of up to approximately $8,951, $88,475, $39,182, $27, $597, $277 and $39,697 for Neuberger Berman Focus, Genesis, Guardian, International, Manhattan, Millennium and Partners Trusts, respectively. If votes are recorded by telephone, ADP will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or through a secure Internet site. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Funds. PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE INTERNET WITH RESPECT TO PROPOSALS 1 AND 2, ANY PROPOSAL SUBMITTED TO A VOTE AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF THE TRUST MAY BE VOTED ONLY IN PERSON OR BY WRITTEN PROXY.

      Each Fund is a separate series of the Trust. Each Fund (except for Neuberger Berman International Trust) invests all of its net investable assets in a corresponding portfolio ("Portfolio") of Equity Managers Trust, a New York common law trust registered as an open-end management investment company. Neuberger Berman International Trust invests in a corresponding portfolio ("Portfolio") of Global Managers Trust, a New York common law trust registered as an open-end management investment company. NBMI serves as the investment manager and Neuberger Berman, LLC ("Neuberger Berman") serves as sub-adviser to each Portfolio. Each Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund.

      As of August 2, 1999, the following number of shares were outstanding with respect to each Fund:

FUND                     NUMBER OF SHARES
                            OUTSTANDING

Focus                         9,169,442

Genesis                      30,046,084

Guardian                     76,312,789

International                   133,688

Manhattan                     3,044,423

Millennium                      109,821

Partners                     45,498,851


In addition, to the Trust's knowledge, as of August 2, 1999, the following are all of the beneficial owners of more than five percent of each Fund:

FUND             NAME AND ADDRESS OF BENEFICIAL OWNER          NUMBER OF SHARES      PERCENT OF THE
                                                              BENEFICIALLY OWNED       FUND OWNED
------------------------------------------------------------------------------------------------------

Focus            Boston Safe Deposit & Trust Co.                  2,014,641               22 %
                 TWA INC Pilots Directed Account Plan
                 135 Sam Hill Hwy 426-0325
                 Everett, MA 02149-1906




                                                                               3

FUND             NAME AND ADDRESS OF BENEFICIAL OWNER          NUMBER OF SHARES      PERCENT OF THE
                                                              BENEFICIALLY OWNED       FUND OWNED
------------------------------------------------------------------------------------------------------

Guardian         Fidelity Investments Institutional for           10,571,770              14 %
                 PG&E Savings Plan
                 100 Magellan Way
                 Mailzone Kwic
                 Covington, KY  41015-1999

                 Wachovia Bank of NC                              5,820,145                8 %
                 Akzo Nobel Inc. Savings Plan
                 301 N. Main St.
                 MC-NC 32213
                 Winston-Salem, NC  27101-3819

Manhattan        The Northern Trust Co.                           1,358,881               45 %
                 TTEE FBO Case Corporation
                 22-75833
                 PO Box 92956
                 Chicago, IL  60675-2956

                 Puig Perfumes Salary Deferral Plan                202,194                 7 %
                 9 Skyline Dr.
                 Hawthorne, NY  10532-2100

Partners         PRC, Inc.                                        3,824,688                8 %
                 c/o T. Rowe Price Financial
                 PO Box 17215
                 Baltimore, MD  21297-1215

                 The Northern Trust Co.                           2,464,191                5 %
                 TTEE FBO Phycor Savings Plan
                 PO Box 92956
                 Chicago, IL  60675-2956


      At August 2, 1999, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of each Fund. Certain Trustees and officers of the Trust are employees and shareholders of NBMI, which will benefit if the Distribution and Shareholder Services Plan is approved.

      COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF THE FUNDS MAY REQUEST COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1998, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE FUNDS' SEMI-ANNUAL REPORT FOR THE PERIOD ENDED FEBRUARY 28, 1999, AT NO

CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 800-877-9700.

      REQUIRED VOTE. Approval of the Distribution and Shareholder Services Plan (Proposal 1) for a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Ratification of the independent accountants or auditors of each Fund (Proposal 2) requires the affirmative vote of a majority of the shares of that Fund present and voting at the Meeting, provided a quorum is present. Each full share outstanding of each Fund is entitled to one vote and each fractional share outstanding of each Fund is entitled to a proportionate share of one vote for such purposes. In order to be effective with respect to a Fund, the Proposals must be approved separately with respect to that Fund by its shareholders. If the Distribution and Shareholder Services Plan is approved by the shareholders of some Funds and not others, it will be implemented by those Funds that approved it. With respect to any Funds that do not approve the Plan, the Board of Trustees will consider what further steps to take.

                        GENERAL OVERVIEW OF THE PROPOSALS

      The following is a brief overview regarding the matters being presented for your approval at the Meeting:

      Each Fund's shareholders are being asked in Proposal 1 to adopt a distribution and shareholder services plan (the "Distribution and Shareholder Services Plan"). The Distribution and Shareholder Services Plan would allow each Fund to spend annually 0.10% of its average daily net assets to compensate NBMI, the Funds' principal underwriter, for shareholder servicing activities and/or expenses primarily intended to result in the sale of shares of the Funds. Shares of the Funds are not currently covered by any distribution plan, and the expenses of share distribution are paid by NBMI. If the Proposal is approved, the Distribution and Shareholder Services Plan would increase the annual expenses indirectly borne by the shareholders of each Fund, EXCEPT Neuberger Berman Millennium Trust and International Trust, by 0.10% of average daily net assets. Because Neuberger Berman Millennium Trust and International Trust are subject to expense limitations that limit total annual operating expenses to set percentages of average daily net assets, the total operating expenses indirectly borne by shareholders of those Funds will not change as long as the expense limitations are in effect and expenses exceed the limitations. These expense limitation arrangements can be terminated upon sixty days' notice to a Fund.

      NBMI believes that the Distribution and Shareholder Services Plan is appropriate if investors are to continue receiving a high level of shareholder services, and if NBMI is to continue its successful relationship with many of the pension administrators and fund supermarket sponsors who make the Funds available to investors. NBMI believes that the new plan is necessary to defray the increasing fees charged by many of these service providers, which may represent increases in the cost of providing their current services, increased expenses resulting from the introduction of new shareholder servicing technology, or a combination of both.

      Proposal 2 asks each Fund's shareholders to ratify the selection of Ernst & Young LLP or PricewaterhouseCoopers LLP to serve as each Fund's independent auditors or accountants, as applicable.

                         -----------------------------


            PROPOSAL 1 - APPROVAL OF THE DISTRIBUTION AND SHAREHOLDER
                                 SERVICES PLAN

      The Board of Trustees has approved, and recommends that shareholders of each Fund approve, the Distribution and Shareholder Services Plan. The Distribution and Shareholder Services Plan would authorize each Fund to pay a fee at an annual rate of 0.10% of its average daily net assets, to be calculated daily and paid monthly, for ongoing services to investors in the Funds and/or activities and expenses related to the distribution of Fund shares.

      Under its existing administration and shareholder services agreement with NBMI, each Fund currently pays a fee at an annual rate of 0.40% of average daily net assets. Of this amount, NBMI pays at least 0.25% to pension administrators, broker-dealers and other financial institutions that provide services to the Funds and their shareholders, and retains the rest for administration and accounting services provided by NBMI. If the Distribution and Shareholder Services Plan is approved, each Fund would pay an additional fee at an annual rate of 0.10% of its average daily net assets. While the Funds would pay this fee to NBMI, NBMI expects to pay most or all of it to pension administrators, broker-dealers and other financial institutions that make Fund shares available to investors and/or provide services to the Funds and their shareholders. The fee paid to a financial institution may be based on the level of such services provided. In the event that NBMI does not have to pay the entire amount to institutions, the remaining portion would represent compensation to NBMI for new or existing distribution and shareholder servicing expenses.

      The Funds would not be obligated under the Distribution and Shareholder Services Plan to compensate NBMI for expenses incurred in excess of the authorized distribution fee, even if the expenses incurred by it for servicing or distributing the Funds' shares exceed the fee payable under the Distribution and Shareholder Services Plan.

      The Distribution and Shareholder Services Plan would permit the payment of compensation for shareholder servicing activities, including but not limited to the following: (a) responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and (b) dealing with communications and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead and telephone and other communication expenses. (See Section 3.B. of the proposed Plan.)

      The Distribution and Shareholder Services Plan would also permit payment of compensation for distribution-related activities, including but not limited to compensation for (a) the distribution of shares; (b) overhead and telephone and communications expenses; (c) the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and
(d) the preparation and distribution of sales literature and advertising materials. (See Section 3.A. of the proposed Plan.)

      The Distribution and Shareholder Services Plan provides that a report of the amounts expended under it, and the purposes for which such expenditures were incurred, must be made to the Trust's Board of Trustees for its review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs that a Fund may bear pursuant to it without approval of the Fund's shareholders, and that other material amendments to the Plan must be approved by the vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 ("1940 Act")) and who do not have any direct or indirect financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Shareholder Services Plan is subject to annual approval by the entire Board of Trustees and by the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Distribution and Shareholder Services Plan is terminable with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund. The Distribution and Shareholder Services Plan would be adopted pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule, the selection and nomination of the Trustees who are not interested persons of the Trust is committed to the discretion of the then current Trustees who are not interested persons of the Trust.

      A comparison of the current expense ratio and the proposed expense ratio (after giving effect to the Distribution and Shareholder Services Plan) with respect to each Fund is shown in the tables under "Impact of the Proposal" below.

      This description of the Distribution and Shareholder Services Plan is qualified in its entirety by reference to the Plan itself, a form of which is attached as Appendix A to this Proxy Statement. If approved by shareholders, the Distribution and Shareholder Services Plan will become effective on November 1, 1999 and will remain in effect for one year thereafter, subject to continuation by the Board of Trustees.

      At a meeting held on April 28, 1999, the Trustees of the Trust, including all of the Independent Trustees, approved the Distribution and Shareholder Services Plan with respect to each Fund's shares.

                          -----------------------------

      IMPACT OF THE PROPOSAL. The overall fees and expenses that a Fund shareholder would bear would be increased under the Proposal (except with respect to Neuberger Berman International and Millennium Trusts). If the Proposal is approved, each Fund's shares would incur distribution fees of .10% of average daily net assets, in addition to the fees and expenses currently applicable. The following tables compare the management fees, distribution fees, other expenses, and total fund operating expenses that shareholders of each Fund would bear under the existing structure with the fees and expenses such shareholders would bear if they approve the Distribution and Shareholder Services Plan.

      As explained in the notes accompanying the tables, certain of the Funds have arrangements with NBMI whereby NBMI reimburses certain expenses of those Funds so that their total annual operating expenses are limited to set amounts.

      Each Fund (EXCEPT Neuberger Berman International and Millennium Trusts) currently has an arrangement whereby NBMI reimburses certain of the Fund's expenses so that the Fund's total annual operating expenses are not more than 0.10% above those of a certain other Neuberger Berman fund that invests in the same portfolio of securities ("Sister Fund"). If the Distribution and Shareholder Services Plan is adopted, each Fund's total annual operating expenses will be limited to no more than 0.20% above those of its Sister Fund. These expense limitation arrangements can be terminated upon 60 days' notice to a Fund.

      Neuberger Berman International and Millennium Trusts will have arrangements with NBMI whereby the Funds' total annual operating expenses are limited to the lesser of : (a) 1.70% and 1.75% of average net assets, respectively; or (b) no more than 0.20% above the total annual operating expenses of their respective Sister Funds. These arrangements can be terminated upon 60 days' notice to a Fund. However, as long as actual expenses exceed these expense limitations, the adoption of the Distribution and Shareholder Services Plan will not increase these Funds' total annual operating expenses.

                          NEUBERGER BERMAN FOCUS TRUST

CURRENT                                           PROPOSED
FEE TABLE                                         FEE TABLE
Shareholder fees                         None     Shareholder fees                       None
Annual operating expenses (% of                   Annual operating expenses (% of
average net assets)*                              average net assets)*
These are deducted from fund assets,              These are deducted from fund assets,
so you pay them indirectly.                       so you pay them indirectly.
      Management fees                     0.88          Management fees                    0.88
Plus: Distribution (12b-1) fees           None    PLUS: DISTRIBUTION (12B-1) FEES          0.10
      Other expenses                      0.09          Other expenses                     0.09
                                        --------                                         -------
Equals: Total annual operating expenses   0.97    EQUALS:     TOTAL ANNUAL OPERATING       1.07
                                                  EXPENSES
*  Neuberger   Berman   Management   reimburses   *  Neuberger  Berman  Management   reimburses
   certain  expenses  of the  fund so that  its      certain  expenses  of the fund so that its
   total  annual  operating  expenses  are  not      total  annual  operating  expenses are not
   more  than  0.10%  above  those  of  another      more than  0.20%  above  those of  another
   Neuberger  Berman  fund that  invests in the      Neuberger  Berman fund that invests in the
   same   portfolio   of    securities.    This      same   portfolio   of   securities.   This
   arrangement does not cover interest,  taxes,      arrangement   does  not  cover   interest,
   brokerage  commissions,   and  extraordinary      taxes,    brokerage    commissions,    and
   expenses.  Under  this  arrangement,   which      extraordinary    expenses.    Under   this
   Neuberger  Berman  Management  can terminate      arrangement,    which   Neuberger   Berman
   upon sixty days'  notice to the fund,  total      Management  can terminate upon sixty days'
   annual  operating  expenses of the fund last      notice   to   the   fund,   total   annual
   year  were  limited  to 0.94% of the  fund's      operating  expenses  of the fund last year
   average  net  assets.  The  figures  in  the      would  have been  limited  to 1.04% of the
   table  are  based on last  year's  expenses.      fund's average net assets.  The figures in
   Actual  expenses  this year may be higher or      the  table   are  based  on  last   year's
   lower.  The  table  includes  costs  paid by      expenses.  Actual  expenses  this year may
   the fund and its share of  master  portfolio      be  higher or  lower.  The table  includes
   costs.                                            costs  paid by the fund  and its  share of
                                                     master portfolio costs.

EXPENSE EXAMPLE                                     EXPENSE EXAMPLE
This example  assumes that you invested  $10,000    This  example  assumes  that  you  invested
for  the  periods  shown,   that  you  earned  a    $10,000  for the  periods  shown,  that you
hypothetical  5% total  return  each  year,  and    earned a hypothetical  5% total return each
that  the  fund's  expenses  were  those  in the    year,  and that the  fund's  expenses  were
table  above.  Your  costs  would  be  the  same    those  in  the  table  above.   Your  costs
whether  you sold your  shares or  continued  to    would be the  same  whether  you sold  your
hold  them  at the end of  each  period.  Actual    shares  or  continued  to hold  them at the
performance and expenses may be higher or lower.    end  of  each  period.  Actual  performance
                                                    and expenses may be higher or lower.
                     1      3       5      10                      1       3       5      10
                   Year   Years   Years   Years                   Year   Years   Years   Years
Expenses            $99   $309    $536    $1190     Expenses      $109   $340    $590    $1306


                         NEUBERGER BERMAN GENESIS TRUST


CURRENT                                              PROPOSED
FEE TABLE                                            FEE TABLE
Shareholder fees                          None       Shareholder fees                    None
Annual operating expenses (% of                      Annual operating expenses (% of
average net assets)*                                 average net assets)*
These are deducted from fund assets,                 These are deducted from fund
so you pay them indirectly.                          assets, so you pay them indirectly.
      Management fees                     1.11             Management fees                 1.11
Plus: Distribution (12b-1) fees           None       PLUS: DISTRIBUTION (12B-1) FEES       0.10
      Other expenses                      0.08             Other expenses                  0.08
                                        ---------                                        -------
Equals: Total annual operating expenses   1.19       EQUALS: TOTAL ANNUAL OPERATING        1.29
                                                     EXPENSES
*  The  figures  in the  table are based on last     *  Neuberger Berman  Management  reimburses
   year's  expenses.  Actual  expenses this year        certain expenses of the fund so that its
   may be higher or  lower.  The table  includes        total annual operating  expenses are not
   costs  paid  by the  fund  and its  share  of        more than 0.20%  above  those of another
   master portfolio costs.                              Neuberger  Berman  fund that  invests in
                                                        the same portfolio of  securities.  This
                                                        arrangement  does  not  cover  interest,
                                                        taxes,   brokerage   commissions,    and
                                                        extraordinary  expenses.  The figures in
                                                        the  table  are  based  on  last  year's
                                                        expenses.  Actual expenses this year may
                                                        be higher or lower.  The table  includes
                                                        costs  paid by the fund and its share of
                                                        master portfolio costs.


EXPENSE EXAMPLE                                     EXPENSE EXAMPLE
This example assumes that you invested $10,000      This example assumes that you invested
for the periods shown, that you earned a            $10,000 for the periods shown, that you
hypothetical 5% total return each year, and         earned a hypothetical 5% total return each
that the fund's expenses were those in the          year, and that the fund's expenses were
table above.  Your costs would be the same          those in the table above.  Your costs
whether you sold your shares or continued to        would be the same whether you sold your
hold them at the end of each period.  Actual        shares or continued to hold them at the
performance and expenses may be higher or lower.    end of each period.  Actual performance
                                                    and expenses may be higher or lower.
                     1      3       5      10                      1       3       5      10
                   Year   Years   Years   Years                   Year   Years   Years   Years
Expenses           $121   $378    $654    $1443     Expenses      $131   $409    $708    $1556

                         NEUBERGER BERMAN GUARDIAN TRUST


CURRENT                                              PROPOSED
FEE TABLE                                            FEE TABLE
Shareholder fees                          None       Shareholder fees                    None
Annual operating expenses (% of                      Annual operating expenses (% of
average net assets)*                                 average net assets)*
These are deducted from fund assets,                 These are deducted from fund
so you pay them indirectly.                          assets, so you pay them indirectly.
      Management fees                     0.84             Management fees                 0.84
Plus: Distribution (12b-1) fees           None       PLUS: DISTRIBUTION (12B-1) FEES       0.10
      Other expenses                      0.03             Other expenses                  0.03
                                        ---------                                        -------
Equals: Total annual operating expenses   0.87       EQUALS: TOTAL ANNUAL OPERATING        0.97
                                                     EXPENSES
*  The  figures  in the  table are based on last     *  Neuberger Berman  Management  reimburses
   year's  expenses.  Actual  expenses this year        certain expenses of the fund so that its
   may be higher or  lower.  The table  includes        total annual operating  expenses are not
   costs  paid  by the  fund  and its  share  of        more than 0.20%  above  those of another
   master portfolio costs.                              Neuberger  Berman  fund that  invests in
                                                        the same portfolio of  securities.  This
                                                        arrangement  does  not  cover  interest,
                                                        taxes,   brokerage   commissions,    and
                                                        extraordinary  expenses.  The figures in
                                                        the  table  are  based  on  last  year's
                                                        expenses.  Actual expenses this year may
                                                        be higher or lower.  The table  includes
                                                        costs  paid by the fund and its share of
                                                        master portfolio costs.


EXPENSE EXAMPLE                                     EXPENSE EXAMPLE
This example  assumes that you invested  $10,000    This  example  assumes  that  you  invested
for  the  periods  shown,   that  you  earned  a    $10,000  for the  periods  shown,  that you
hypothetical  5% total  return  each  year,  and    earned a hypothetical  5% total return each
that  the  fund's  expenses  were  those  in the    year,  and that the  fund's  expenses  were
table  above.  Your  costs  would  be  the  same    those  in  the  table  above.   Your  costs
whether  you sold your  shares or  continued  to    would be the  same  whether  you sold  your
hold  them  at the end of  each  period.  Actual    shares  or  continued  to hold  them at the
performance and expenses may be higher or lower.    end  of  each  period.  Actual  performance
                                                    and expenses may be higher or lower.
                     1      3       5      10                      1       3       5      10
                   Year   Years   Years   Years                   Year   Years   Years   Years
Expenses            $89   $278    $482    $1073     Expenses      $99    $309    $536    $1190


                      NEUBERGER BERMAN INTERNATIONAL TRUST


CURRENT                                             PROPOSED
FEE TABLE                                           FEE TABLE
Shareholder fees                         None       Shareholder fees                     None
Annual operating expenses (% of                     Annual operating expenses (% of
average net assets)*                                average net assets)*
These are deducted from fund assets,                These are deducted from fund
so you pay them indirectly.                         assets, so you pay them indirectly.
      Management fees                     1.25            Management fees                  1.25
Plus: Distribution (12b-1) fees           None      PLUS: DISTRIBUTION (12B-1) FEES        0.10
      Other expenses**                    0.67            Other expenses**                 0.67
                                        --------                                         -------
Equals: Total annual operating expenses   1.92      EQUALS: TOTAL ANNUAL OPERATING         2.02
                                                    EXPENSES
*  Neuberger   Berman   Management   reimburses     *  Neuberger Berman  Management  reimburses
   certain  expenses  of the  fund so that  the        certain  expenses  of the  fund  so that
   total annual operating  expenses of the fund        the total annual  operating  expenses of
   are   limited  to  1.70%  of   average   net        the  fund  are   limited   to  1.70%  of
   assets.  This  arrangement can be terminated        average net assets,  or to not more than
   upon  sixty  days'  notice to the  fund.  In        0.20% above the total  annual  operating
   addition,  the  arrangement  does not  cover        expenses  of  another  Neuberger  Berman
   interest, taxes, brokerage commissions,  and        fund that invests in the same  portfolio
   extraordinary  expenses.  The table includes        of securities,  whichever is less.  This
   costs  paid by the  fund  and its  share  of        arrangement   can  be  terminated   upon
   master portfolio costs.                             sixty  days'  notice  to  the  fund.  In
** Other   expenses   are  based  on  estimated        addition,   the  arrangement   does  not
   amounts for the current fiscal year.                cover   interest,    taxes,    brokerage
                                                       commissions,      and      extraordinary
                                                       expenses.   The  table   includes  costs
                                                       paid  by  the  fund  and  its  share  of
                                                       master portfolio costs.


                                                    ** Other  expenses  are based on  estimated
                                                       amounts   for  the  fiscal   year  ended
                                                       8/31/99.  Actual  expenses may be higher
                                                       or lower.

EXPENSE EXAMPLE                                     EXPENSE EXAMPLE
This example  assumes that you invested  $10,000    This  example  assumes  that  you  invested
for  the  periods  shown,   that  you  earned  a    $10,000  for the  periods  shown,  that you
hypothetical  5% total  return  each  year,  and    earned a hypothetical  5% total return each
that  the  fund's  expenses  were  those  in the    year,  and that the  fund's  expenses  were
table  above.  Your  costs  would  be  the  same    those  in  the  table  above.   Your  costs
whether  you sold your  shares or  continued  to    would be the  same  whether  you sold  your
hold  them  at the end of  each  period.  Actual    shares  or  continued  to hold  them at the
performance and expenses may be higher or lower.    end  of  each  period.  Actual  performance
                                                    and expenses may be higher or lower.
                     1      3       5      10                      1       3       5      10
                   Year   Years   Years   Years                   Year   Years   Years   Years
Expenses           $195   $603    $1037   $2243     Expenses      $205   $634    $1088   $2348

                        NEUBERGER BERMAN MANHATTAN TRUST


CURRENT                                             PROPOSED
FEE TABLE                                           FEE TABLE
Shareholder fees                         None       Shareholder fees                     None
Annual operating expenses (% of                     Annual operating expenses (% of
average net assets)*                                average net assets)*
These are deducted from fund assets,                These are deducted from fund
so you pay them indirectly.                         assets, so you pay them indirectly.
      Management fees                     0.93            Management fees                  0.93
Plus: Distribution (12b-1) fees           None      PLUS: DISTRIBUTION (12B-1) FEES        0.10

      Other expenses                      0.22            Other expenses                   0.22
                                        --------                                         -------
Equals: Total annual operating expenses   1.15      EQUALS:     TOTAL ANNUAL OPERATING     1.25
                                                    EXPENSES
*  Neuberger   Berman   Management   reimburses     *  Neuberger Berman  Management  reimburses
   certain  expenses  of the  fund so that  its        certain  expenses  of the  fund  so that
   total  annual  operating  expenses  are  not        its total annual operating  expenses are
   more  than  0.10%  above  those  of  another        not  more  than  0.20%  above  those  of
   Neuberger  Berman  fund that  invests in the        another   Neuberger   Berman  fund  that
   same   portfolio   of    securities.    This        invests   in  the  same   portfolio   of
   arrangement does not cover interest,  taxes,        securities.  This  arrangement  does not
   brokerage  commissions,   and  extraordinary        cover   interest,    taxes,    brokerage
   expenses.  Under  this  arrangement,   which        commissions,      and      extraordinary
   Neuberger  Berman  Management  can terminate        expenses.    Under   this   arrangement,
   upon sixty days'  notice to the fund,  total        which  Neuberger  Berman  Management can
   annual  operating  expenses of the fund last        terminate  upon  sixty  days'  notice to
   year  were  limited  to 1.04% of the  fund's        the   fund,   total   annual   operating
   average  net  assets.  The  figures  in  the        expenses  of the fund  last  year  would
   table  are  based on last  year's  expenses.        have  been   limited  to  1.14%  of  the
   Actual  expenses  this year may be higher or        fund's  average net assets.  The figures
   lower.  The  table  includes  costs  paid by        in the table  are  based on last  year's
   the fund and its share of  master  portfolio        expenses.   Actual  expenses  this  year
   costs.                                              may  be  higher  or  lower.   The  table
                                                       includes  costs paid by the fund and its
                                                       share of master portfolio costs.


EXPENSE EXAMPLE                                     EXPENSE EXAMPLE
This example  assumes that you invested  $10,000    This  example  assumes  that  you  invested
for  the  periods  shown,   that  you  earned  a    $10,000  for the  periods  shown,  that you
hypothetical  5% total  return  each  year,  and    earned a hypothetical  5% total return each
that  the  fund's  expenses  were  those  in the    year,  and that the  fund's  expenses  were
table  above.  Your  costs  would  be  the  same    those  in  the  table  above.   Your  costs
whether  you sold your  shares or  continued  to    would be the  same  whether  you sold  your
hold  them  at the end of  each  period.  Actual    shares  or  continued  to hold  them at the
performance and expenses may be higher or lower.    end  of  each  period.  Actual  performance
                                                    and expenses may be higher or lower.
                     1      3       5      10                      1       3       5      10
                   Year   Years   Years   Years                   Year   Years   Years   Years
Expenses           $117   $365    $633    $1398     Expenses      $127   $397    $686    $1511


                        NEUBERGER BERMAN MILLENNIUM TRUST


CURRENT                                             PROPOSED
FEE TABLE                                           FEE TABLE
Shareholder fees                         None       Shareholder fees                     None
Annual operating expenses (% of                     Annual operating expenses (% of
average net assets)*                                average net assets)*
These are deducted from fund assets,                These are deducted from fund
so you pay them indirectly.                         assets, so you pay them indirectly.
      Management fees                     1.25            Management fees                  1.25
Plus: Distribution (12b-1) fees           None      PLUS: DISTRIBUTION (12B-1) FEES        0.10
      Other expenses**                    1.20            Other expenses**                 1.20
                                        --------                                         -------
Equals: Total annual operating expenses   2.45      EQUALS:     TOTAL ANNUAL OPERATING     2.55
                                                    EXPENSES
*  Neuberger   Berman   Management   reimburses     *  Neuberger Berman  Management  reimburses
   certain  expenses  of the  fund so that  the        certain  expenses  of the  fund  so that
   total annual operating  expenses of the fund        the total annual  operating  expenses of
   are   limited  to  1.75%  of   average   net        the  fund  are   limited   to  1.75%  of
   assets.  This  arrangement can be terminated        average net assets,  or to not more than
   upon  sixty  days'  notice to the  fund.  In        0.20% above the total  annual  operating
   addition,  the  arrangement  does not  cover        expenses  of  another  Neuberger  Berman
   interest, taxes, brokerage commissions,  and        fund that invests in the same  portfolio
   extraordinary  expenses.  The table includes        of securities,  whichever is less.  This
   costs  paid by the  fund  and its  share  of        arrangement   can  be  terminated   upon
   master portfolio costs.                             sixty  days'  notice  to  the  fund.  In
** Other   expenses   are  based  on  estimated        addition,   the  arrangement   does  not
   amounts for the current fiscal year.                cover   interest,    taxes,    brokerage
                                                       commissions,      and      extraordinary
                                                       expenses.   The  table   includes  costs
                                                       paid  by  the  fund  and  its  share  of
                                                       master portfolio costs.


                                                    ** Other  expenses  are based on  estimated
                                                       amounts   for  the  fiscal   year  ended
                                                       8/31/99.  Actual  expenses may be higher
                                                       or lower.

EXPENSE EXAMPLE                                     EXPENSE EXAMPLE
This example  assumes that you invested  $10,000    This  example  assumes  that  you  invested
for  the  periods  shown,   that  you  earned  a    $10,000  for the  periods  shown,  that you
hypothetical  5% total  return  each  year,  and    earned a hypothetical  5% total return each
that  the  fund's  expenses  were  those  in the    year,  and that the  fund's  expenses  were
table  above.  Your  costs  would  be  the  same    those  in  the  table  above.   Your  costs
whether  you sold your  shares or  continued  to    would be the  same  whether  you sold  your
hold  them  at the end of  each  period.  Actual    shares  or  continued  to hold  them at the
performance and expenses may be higher or lower.    end  of  each  period.  Actual  performance
                                                    and expenses may be higher or lower.
                       1 Year        3 Years                          1 Year         3 Years
Expenses                $248           $764         Expenses           $258           $794

                         NEUBERGER BERMAN PARTNERS TRUST


CURRENT                                            PROPOSED
FEE TABLE                                          FEE TABLE
Shareholder fees                         None      Shareholder fees                      None
Annual operating expenses (% of                    Annual operating expenses (% of
average net assets)*                               average net assets)*
These are deducted from fund assets,               These are deducted from fund assets,
so you pay them indirectly.                        so you pay them indirectly.
      Management fees                     0.85           Management fees                   0.85
Plus: Distribution (12b-1) fees           None     PLUS: DISTRIBUTION (12B-1) FEES         0.10
      Other expenses                      0.06           Other expenses                    0.06
                                        --------                                         -------
Equals: Total annual operating expenses   0.91     EQUALS:     TOTAL ANNUAL OPERATING      1.01
                                                   EXPENSES
*  Neuberger   Berman   Management   reimburses    *  Neuberger  Berman  Management  reimburses
   certain  expenses  of the  fund so that  its       certain  expenses of the fund so that its
   total  annual  operating  expenses  are  not       total annual  operating  expenses are not
   more  than  0.10%  above  those  of  another       more than  0.20%  above  those of another
   Neuberger  Berman  fund that  invests in the       Neuberger  Berman  fund that  invests  in
   same   portfolio   of    securities.    This       the same  portfolio of  securities.  This
   arrangement does not cover interest,  taxes,       arrangement   does  not  cover  interest,
   brokerage  commissions,   and  extraordinary       taxes,   brokerage    commissions,    and
   expenses.  Under  this  arrangement,   which       extraordinary   expenses.    Under   this
   Neuberger  Berman  Management  can terminate       arrangement,   which   Neuberger   Berman
   upon sixty days'  notice to the fund,  total       Management   can  terminate   upon  sixty
   annual  operating  expenses of the fund last       days'  notice to the fund,  total  annual
   year  were  limited  to 0.90% of the  fund's       operating  expenses of the fund last year
   average  net  assets.  The  figures  in  the       would  have been  limited to 1.00% of the
   table  are  based on last  year's  expenses.       fund's  average net  assets.  The figures
   Actual  expenses  this year may be higher or       in the  table  are  based on last  year's
   lower.  The  table  includes  costs  paid by       expenses.  Actual  expenses this year may
   the fund and its share of  master  portfolio       be higher or  lower.  The table  includes
   costs.                                             costs  paid by the fund and its  share of
                                                      master portfolio costs.


EXPENSE EXAMPLE                                     EXPENSE EXAMPLE
This example  assumes that you invested  $10,000    This  example  assumes  that  you  invested
for  the  periods  shown,   that  you  earned  a    $10,000  for the  periods  shown,  that you
hypothetical  5% total  return  each  year,  and    earned a hypothetical  5% total return each
that  the  fund's  expenses  were  those  in the    year,  and that the  fund's  expenses  were
table  above.  Your  costs  would  be  the  same    those  in  the  table  above.   Your  costs
whether  you sold your  shares or  continued  to    would be the  same  whether  you sold  your
hold  them  at the end of  each  period.  Actual    shares  or  continued  to hold  them at the
performance and expenses may be higher or lower.    end  of  each  period.  Actual  performance
                                                    and expenses may be higher or lower.
                     1      3       5      10                      1       3       5      10
                    Year  Years   Years   Years                   Year   Years   Years   Years
Expenses            $93   $290    $504    $1120     Expenses      $103   $322    $558    $1236

      REASONS FOR THE PROPOSAL. NBMI has recommended Proposal 1 to the Board of Trustees in light of the expenses associated with providing shareholder servicing and distribution services to the Funds. NBMI believes that the distribution and shareholder servicing fee proposed for the Funds is appropriate to defray a portion of the costs associated with shareholder servicing activities and to support the marketing of the Funds.

      NBMI believes that the compensation practices that prevail among the entities that make the Funds available to investors justify adopting the Distribution and Shareholder Services Plan. The Funds rely exclusively on third-party service providers such as pension plan administrators, fund "supermarkets," banks and broker-dealers to make Fund shares available to investors. These third-party service providers generally hold shares in omnibus accounts and provide shareholder services, including sub-accounting, shareholder assistance, transaction processing and settlements, shareholder account statement preparation and distribution, confirmation preparation and distribution, payment of fund distributions, prospectus delivery, and account-level tax reporting. Many of these third-party service providers have asked the Funds for additional fees to cover their increasing costs, including those resulting from the increased use of sophisticated technology to support shareholder servicing. As a result, the Funds face increasing costs and must pay these fees to maintain an effective servicing program that meets shareholders' expectations for a high level of service and up-to-date technology.

      NBMI believes that adopting the Distribution and Shareholder Services Plan is a prudent alternative to raising the fees under the Funds' existing administration agreement. SEC rules prohibit a Fund from paying for activities "primarily intended to result in the sale of shares" except pursuant to a plan adopted under the rules. While it is not clear that the services rendered by the Funds' third-party service providers fall within the legal definition of activities "primarily intended to result in the sale of shares," recent SEC pronouncements raise a question, at least in the case of payments to fund supermarkets, whether a portion of the payments to the third-party service providers may be characterized as payments for share distribution. If the Plan is adopted, the fees paid would be available for distribution-related expenses as well as shareholder servicing.

      Many of the Funds' competitors have distribution plans, which they use to compensate third-party service providers for making fund shares available to their clients and/or for providing services to investors. NBMI believes it will be difficult to maintain a relationship with these third-party service providers unless they are provided with additional compensation to offset the increased costs of making the Funds available to their clients and maintaining the clients' assets in the Funds. Certain third-party service providers that are registered broker-dealers may use money provided under the Distribution and Shareholder Services Plan to pay individual sales representatives.

      NBMI believes that the fees under the Distribution and Shareholder Services Plan will help the Funds maintain an effective program to make their shares available to investors, which is necessary for the Funds to maintain a sufficient size to spread their fixed costs over a substantial asset base.

       Even with the proposed new fee of 0.10% of average daily net assets, total fund operating expenses for each Fund (except Neuberger Berman International and Millennium Trusts) will remain at or below the median total operating expense ratio of comparable funds as represented by its peer group. (Neuberger Berman International and Millennium Trusts are relatively new funds with asset sizes below those of the other Funds; their total operating expense ratios are higher than more established funds.)

      CONSIDERATION AND APPROVAL BY THE BOARD OF TRUSTEES. Before approving the Distribution and Shareholder Services Plan, the Funds' Trustees were provided with detailed information relating to it. They considered carefully the factors described above and consulted with independent counsel.

      The Trustees considered, among other factors: (a) the circumstances that would make adoption of the Distribution and Shareholder Services Plan appropriate and the causes of such circumstances; (b) the way in which the Distribution and Shareholder Services Plan would address these circumstances; and (c) the amounts of the expenses under the Distribution and Shareholder Services Plan in relation to the overall cost structure of the Funds.

      Taking the above factors into account, the Board of Trustees determined that approval of the Distribution and Shareholder Services Plan was appropriate for three principal reasons.

      First, because the third-party service providers who require increased fees are some of the Funds' largest holders, the Trustees believe the Funds must meet the demand for higher fees to maintain the Funds' viability. The Trustees believe that maintenance of strong shareholder servicing and marketing efforts are of critical importance in the highly competitive mutual fund industry. To remain competitive, the Funds need to meet the demands of changing technology and of rising shareholder service expectations. In light of recent SEC pronouncements, the Trustees believe that adopting the Distribution and Shareholder Services Plan is a prudent way to secure resources for third-party service provider needs, because the Plan would allow resources to be spent for both distribution and shareholder servicing activities.

      Second, the Board determined that the servicing and/or distribution fees under the Distribution and Shareholder Services Plan would be attractive to fund supermarkets and others that make the Funds' shares available, resulting in greater growth of the Funds or maintenance of Fund assets at higher levels than might otherwise be the case. The Trustees recognized that if the Funds experience growth as a result of increased shareholder subscriptions (sales of new shares), they will have greater access to cash for new purchases of securities, thereby making the Funds easier to manage and maintaining their viability. The Trustees also recognized that an increase in each Fund's asset size may result in certain economies of scale. These economies of scale would be shared by investors in the Funds, both because fixed expenses would be spread over a larger asset base and because the management fees that the Funds pay through their corresponding Portfolios include breakpoints of declining percentages based on greater asset size.

      Third, the Trustees gave particular attention to the fact that to the extent the increase is not offset by economies of scale, the net result of the Distribution and Shareholder Services Plan will be to increase the operating expenses of each Fund and, therefore, its expense ratio. The Trustees weighed this increase in expenses in their deliberations and determined that the payments under the Plan are reasonable, because the amount of the fee is closely tied to the actual or projected increases in the fees charged by many service providers.

      The Trustees also considered the extent to which the retention of assets and additional sales of Fund shares would be likely to increase the amount of compensation paid by the Funds to NBMI, because such fees are calculated as a percentage of each Fund's assets and thus will increase if net assets increase. The Trustees further recognized that there can be no assurance that any of the potential benefits described above will be achieved if the Distribution and Shareholder Services Plan is implemented.

      Following their consideration, the Trustees, including all of the Independent Trustees, concluded that the fees payable under the Distribution and Shareholder Services Plan were reasonable in view of the services to be provided, directly or indirectly, by NBMI and others, and the anticipated benefits of the Distribution and Shareholder Services Plan. The Trustees, including all of the Independent Trustees, determined that implementation of the Distribution and Shareholder Services Plan would be in the best interests of each Fund and its shareholders and would have a reasonable likelihood of benefiting each Fund and its shareholders.

      Accordingly, the Trustees, including all of the Independent Trustees, voted to approve the Distribution and Shareholder Services Plan, as set forth above, and to recommend that each Fund's shareholders vote FOR the Proposal.

      THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE DISTRIBUTION AND SHAREHOLDER SERVICES PLAN.

                          -----------------------------

             PROPOSAL 2 - RATIFICATION OR REJECTION OF SELECTION OF
                      INDEPENDENT AUDITORS OR ACCOUNTANTS

      The Board, including all of the Independent Trustees, has selected Ernst & Young LLP to continue to serve as the independent auditors of each of the Funds except Neuberger Berman Manhattan Trust and Neuberger Berman Millennium Trust. Ernst & Young LLP has no direct financial interest or material indirect financial interest in these Funds. The Board, including all of the Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of Neuberger Berman Manhattan Trust and Neuberger Berman Millennium Trust. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in either Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

      The independent auditors and accountants examine annual financial statements for each Fund and provide other audit and tax-related services. In recommending the selection of Ernst & Young LLP and PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the auditors' or accountants' independence.

           THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO RATIFY ITS SELECTION OF THE FUNDS' INDEPENDENT AUDITORS/ACCOUNTANTS.

                                OTHER INFORMATION

     INFORMATION ABOUT NBMI. NBMI, located at 605 Third Avenue, New York, New York 10158, serves as the Funds' principal underwriter and administrator and as investment manager to the Portfolios. NBMI manages the Portfolios in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $57.0 billion in total assets (as of June 30, 1999) and continue an asset management history that began in 1939.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote on those matters in accordance with their judgment.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust at 605 Third Avenue, New York, New York 10158, such that they will be received by the Trust a reasonable period of time prior to any such meeting.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Trust at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees


/s/ Claudia A. Brandon
----------------------------
Claudia A. Brandon
Secretary

August 31, 1999

                                   APPENDIX A

                          NEUBERGER BERMAN EQUITY TRUST
               FORM OF DISTRIBUTION AND SHAREHOLDER SERVICES PLAN


      WHEREAS, Neuberger Berman Equity Trust ("Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and intends to offer for public sale shares of beneficial interest in several series (each series a "Fund");

      WHEREAS, the Trust desires to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and the Board of Trustees has determined that there is a reasonable likelihood that adoption of said plan will benefit the Funds and their shareholders; and

      WHEREAS, the Trust has employed Neuberger Berman Management Inc. ("NBMI") as principal underwriter of the shares of the Trust;

      NOW, THEREFORE, the Trust hereby adopts this Distribution and Shareholder Services ("Plan") in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

      1. This Plan applies to the Funds listed on Schedule A.

      2. A. Each Fund shall pay to NBMI, as compensation for selling Fund shares or for providing services to Fund shareholders, a fee at the rate specified for that Fund on Schedule A, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

         B. The fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, PROVIDED THAT, so long as the limitations set forth in Rule 2830 of the Conduct Rules ("Rule 2830") of the National Association of Securities Dealers, Inc. ("NASD") remain in effect and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest. Amounts expended in support of the activities described in Paragraph 3.B. of this Plan may be excluded in determining whether expenditures under the Plan exceed the appropriate percentage of new gross assets specified in Rule 2830.

      3. A. As principal underwriter of the Trust's shares, NBMI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the Funds, including, but not limited to, compensation to employees of NBMI; compensation to NBMI and other broker-dealers that engage in or support the distribution of shares; expenses of NBMI and such other broker-dealers and entities, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.

         B. NBMI may spend such amounts as it deems appropriate on the administration and servicing of shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performances, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

      4. This Plan shall take effect on November 1, 1999 and shall continue in effect with respect to each Fund for successive periods of one year from its execution for so long as such continuance is specifically approved with respect to such Fund at least annually together with any related agreements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Trustees who approve the implementation or continuation of the Plan have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

      5. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any related agreement shall provide to the Trust's Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

      6. This Plan may be terminated with respect to a Fund at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund.

      7. This Plan may not be amended to increase materially the amount of fees to be paid by any Fund hereunder unless such amendment is approved by a vote of at least a majority of the outstanding securities (as defined in the 1940 Act) of that Fund, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided in Paragraph 4 hereof for annual approval.

      8. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of Trustees who are themselves not interested persons.

      9. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.

      IN WITNESS WHEREOF, the Trust has executed this Plan Pursuant to Rule 12b-1 as of the day and year set forth below.


Date:                                    NEUBERGER BERMAN EQUITY TRUST
      --------------------


Attest:                                   By:
                                               ----------------------------
                                          Name:
                                          Title:

By:
      --------------------


Agreed and assented to:

NEUBERGER BERMAN MANAGEMENT INC.



By:
    ------------------------------
Name:
Title:

                         NEUBERGER BERMAN EQUITY TRUST
                  DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                                  SCHEDULE A

      The series of Neuberger Berman Equity Trust subject to the Distribution and Shareholder Services Plan, and the applicable fee rates, are:

                                           Fee (as a Percentage of
            SERIES                        AVERAGE DAILY NET ASSETS
            ------                        ------------------------

Neuberger Berman Focus Trust                          0.10%

Neuberger Berman Genesis Trust                        0.10%

Neuberger Berman Guardian Trust                       0.10%

Neuberger Berman International Trust                  0.10%

Neuberger Berman Manhattan Trust                      0.10%

Neuberger Berman Millennium Trust                     0.10%

Neuberger Berman Partners Trust                       0.10%

                          NEUBERGER BERMAN EQUITY TRUST
                          NEUBERGER BERMAN FOCUS TRUST
                         NEUBERGER BERMAN GENESIS TRUST
                         NEUBERGER BERMAN GUARDIAN TRUST
                      NEUBERGER BERMAN INTERNATIONAL TRUST
                        NEUBERGER BERMAN MANHATTAN TRUST
                        NEUBERGER BERMAN MILLENNIUM TRUST
                         NEUBERGER BERMAN PARTNERS TRUST

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 1999

This proxy is being solicited on behalf of the Board of Trustees of Neuberger Berman Equity Trust ("Trust") and relates to the proposals with respect to the Trust, on behalf of Neuberger Berman Focus Trust, Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust, Neuberger Berman International Trust, Neuberger Berman Manhattan Trust, Neuberger Berman Millennium Trust, and Neuberger Berman Partners Trust, each a series of the Trust (each a "Fund"). The undersigned hereby appoints as proxies Lawrence Zicklin, Michael J. Weiner and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on October 15, 1999, at the offices of the Trust, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals set forth in this proxy statement relating to the Fund and discretionary power to vote upon such other business as may properly come before the Meeting.

          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF
       YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS
           PROXY CARDAND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



            NEUBERGER BERMAN                       VOTE TODAY BY MAIL,
              EQUITY TRUST                  TOUCH-TONE PHONE OR THE INTERNET
                                              CALL TOLL-FREE 1-888-221-0697
                                              OR LOG ON TO WWW.PROXYWEB.COM

***Control Number: 999 999 999 999    Please fold and detach card at perforation
               99***                                before mailing



NEUBERGER BERMAN FOCUS TRUST Please vote by checking the appropriate boxes below.


VOTE ON PROPOSALS                                      FOR    AGAINST    ABSTAIN

1. Approval of a Distribution and Shareholder          / /      / /        / /
   Services Plan to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

2. Ratification of the selection of Ernst & Young     / /      / /        / /
   LLP as the Fund's Independent Auditors.

3. To consider and vote upon such other matters as    / /      / /        / /
   may properly come before said meeting or any adjournments thereof.



[NAME AND ADDRESS]


Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date                          , 1999

--------------------------------------------------


--------------------------------------------------

Signature (owner, joint owners, trustee, custodian, etc.)

***Control Number: 999 999 999 999    Please fold and detach card at perforation
               99***                                before mailing



NEUBERGER BERMAN GENESIS TRUST Please vote by checking the appropriate boxes below.


VOTE ON PROPOSALS                                      FOR    AGAINST    ABSTAIN

1. Approval of a Distribution and Shareholder          / /      / /        / /
   Services Plan to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

2. Ratification of the selection of Ernst & Young      / /      / /        / /
   LLP as the Fund's Independent Auditors.

3. To consider and vote upon such other matters as     / /      / /        / /
   may properly come before said meeting or any adjournments thereof.


[NAME AND ADDRESS]

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date                          , 1999

--------------------------------------------------


--------------------------------------------------


Signature (owner, joint owners, trustee, custodian, etc.)

***Control Number: 999 999 999 999    Please fold and detach card at perforation
               99***                                before mailing



NEUBERGER BERMAN GUARDIAN TRUST Please vote by checking the appropriate boxes below.


VOTE ON PROPOSALS                                      FOR    AGAINST    ABSTAIN

1. Approval of a Distribution and Shareholder          / /      / /        / /
   Services Plan to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

2. Ratification of the selection of Ernst & Young      / /      / /        / /
   LLP as the Fund's Independent Auditors.

3. To consider and vote upon such other matters as     / /      / /        / /
   may properly come before said meeting or any adjournments thereof.



[NAME AND ADDRESS]

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date                          , 1999

--------------------------------------------------


--------------------------------------------------



Signature (owner, joint owners, trustee, custodian, etc.)

***Control Number: 999 999 999 999    Please fold and detach card at perforation
               99***                                before mailing



NEUBERGER BERMAN INTERNATIONAL TRUST Please vote by checking the appropriate boxes below.


VOTE ON PROPOSALS                                      FOR    AGAINST    ABSTAIN

1. Approval of a Distribution and Shareholder          / /      / /        / /
   Services Plan to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

2. Ratification of the selection of Ernst & Young      / /      / /        / /
   LLP as the Fund's Independent Auditors.

3. To consider and vote upon such other matters as     / /      / /        / /
   may properly come before said meeting or any adjournments thereof.



[NAME AND ADDRESS]

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date                          , 1999

--------------------------------------------------


--------------------------------------------------


Signature (owner, joint owners, trustee, custodian, etc.)

***Control Number: 999 999 999 999    Please fold and detach card at perforation
               99***                                before mailing



NEUBERGER BERMAN MANHATTAN TRUST Please vote by checking the appropriate boxes below.


VOTE ON PROPOSALS                                      FOR    AGAINST    ABSTAIN

1. Approval of a Distribution and Shareholder          / /      / /        / /
   Services Plan to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

2. Ratification of the selection of                    / /      / /        / /
   PricewaterhouseCoopers LLP as the Fund's
   Independent Accountants.

3. To consider and vote upon such other matters as     / /      / /        / /
   may properly come before said meeting or any adjournments thereof.



[NAME AND ADDRESS]

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date                          , 1999

--------------------------------------------------


--------------------------------------------------


Signature (owner, joint owners, trustee, custodian, etc.)

***Control Number: 999 999 999 999    Please fold and detach card at perforation
               99***                                before mailing



NEUBERGER BERMAN MILLENNIUM TRUST Please vote by checking the appropriate boxes below.


VOTE ON PROPOSALS                                      FOR    AGAINST    ABSTAIN

1. Approval of a Distribution and Shareholder          / /      / /        / /
   Services Plan to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

2. Ratification of the selection of                    / /      / /        / /
   PricewaterhouseCoopers LLP as the Fund's
   Independent Accountants.

3. To consider and vote upon such other matters as     / /      / /        / /
   may properly come before said meeting or any adjournments thereof.



[NAME AND ADDRESS]

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date                          , 1999

--------------------------------------------------


--------------------------------------------------



Signature (owner, joint owners, trustee, custodian, etc.)

***Control Number: 999 999 999 999    Please fold and detach card at perforation
               99***                                before mailing



NEUBERGER BERMAN PARTNERS TRUST Please vote by checking the appropriate boxes below.


VOTE ON PROPOSALS                                      FOR    AGAINST    ABSTAIN

1. Approval of a Distribution and Shareholder          / /      / /        / /
   Services Plan to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses.

2. Ratification of the selection of Ernst & Young      / /      / /        / /
   LLP as the Fund's Independent Auditors.

3. To consider and vote upon such other matters as     / /      / /        / /
   may properly come before said meeting or any adjournments thereof.



[NAME AND ADDRESS]

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date                          , 1999

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Signature (owner, joint owners, trustee, custodian, etc.)





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